Exhibit 99.1

WestRock Completes Acquisition of KapStone

ATLANTA (November 2, 2018) -- WestRock Company (NYSE:WRK), a leading provider of differentiated paper and packaging solutions, announced today that it has completed the acquisition of KapStone Paper and Packaging Corporation (NYSE:KS).

“I am pleased that we have completed the acquisition of KapStone Paper and Packaging, and I welcome our new teammates to WestRock,” said Steve Voorhees, chief executive officer of WestRock. “The addition of KapStone enhances our differentiated portfolio of paper and packaging solutions and will enable us to serve our customers better across our system. We look forward to delivering on the opportunities that the addition of KapStone provides for our team, our customers and our stockholders.”

The company expects to achieve approximately $200 million in synergies and performance improvements by the end of fiscal 2021 through the integration of the former KapStone operations into WestRock’s corrugated business. The acquisition also strengthens WestRock’s presence on the West Coast of the United States and broadens WestRock’s portfolio of differentiated paper and packaging solutions with the addition of attractive paper grades and distribution capabilities.

WestRock financed the transaction through the issuance of debt from a bank term loan facility, existing credit commitments and cash on hand.

Lazard served as lead investment bank and financial advisor to WestRock. Wells Fargo also acted as a financial advisor to WestRock and is the agent for a syndicate of banks that provided the financing for the transaction. Cravath, Swaine & Moore LLP acted as legal advisor to WestRock, and King and Spalding LLP served as antitrust counsel to WestRock.

Rothschild & Co. and Moelis & Company LLC served as financial advisors to KapStone. Sidley Austin LLP acted as legal advisor to KapStone.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements in this communication about WestRock’s expectations, beliefs, plans or forecasts, including statements that (i) the acquisition of KapStone presents opportunities, (ii) the acquisition of KapStone will enable WestRock to serve its customers better across its system and (iii) WestRock expects to achieve approximately $200 million in synergies and performance improvements by the end of fiscal 2021 through the integration of the former KapStone operations into WestRock’s corrugated business, that are not historical facts are forward-looking statements. These statements are typically identified by words or phrases such as “may,” “will,” “could,” “should,” “would,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “prospects,” “potential” and “forecast,” and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. WestRock cautions readers that a forward-looking statement is not a guarantee of future performance, and actual results could differ materially from those contained in forward-looking statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the results and impacts of the acquisition of KapStone; economic, competitive and market conditions generally; volumes and price levels of purchases by customers; competitive conditions in WestRock's businesses and possible adverse actions of their customers, competitors and suppliers. Additional information and other factors are contained in WestRock’s filings with the Securities and Exchange Commission (“SEC”). Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by WestRock, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, and WestRock undertakes no obligation to update any forward-looking statement to reflect events or circumstances after such date, except as required by applicable law.

About WestRock
WestRock (NYSE:WRK) partners with our customers to provide differentiated paper and packaging solutions that help them win in the marketplace. WestRock’s 50,000 team members support customers around the world from more than 320 operating and business locations spanning North America, South America, Europe, Asia and Australia. Learn more at www.westrock.com.

CONTACT:

Investors:

James Armstrong, 470-328-6327
Vice President - Investor Relations
james.armstrong@westrock.com

John Stakel, 678-291-7901
Senior Vice President – Treasurer
john.stakel@westrock.com

Media:

John Pensec, 470-328-6397
Director, Corporate Communications
mediainquiries@westrock.com